For Growth of Capital


DelCap Fund

(various photos demonstrating service and guidance, professional management and goals)

service and guidance


                                  professional management


   goals


                                                                            1998
                                                                          Annual
                                                                          Report


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING


commitment


Delaware Investments has a money management tradition that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that include equity mutual funds.
         Headquartered in Philadelphia with an international affiliate in London, the Delaware organization has managed growth style stock mutual funds since 1968.
         Delaware Investments manages more than $40 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for variable annuities and closed-end funds.

Delaware's Growth Investment Lineup
o  Aggressive Growth Fund
o  Trend Fund
o  U.S. Growth Fund
o  Foundation Funds - Growth Portfolio
o  Growth Stock Fund
o  Tax-Efficient Equity Fund

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


A Commitment
To Our Investors

(photo of keyboard)

(photo of illustration
from Growth of Capital Brochure)


Fund Objective

To seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

Table of Contents

LETTER TO SHAREHOLDERS              Page 1
PORTFOLIO HIGHLIGHTS                Page 2
PORTFOLIO MANAGER'S REVIEW          Page 3
DELCAP FUND RESULTS BY SECTOR       Page 3
CHANGES IN SECTOR WEIGHTINGS        Page 5
TOP 10 HOLDINGS                     Page 6
PERFORMANCE SUMMARY                 Page 7
STATEMENT OF NET ASSETS             Page 8
FINANCIAL HIGHLIGHTS                Page 11


growth of
capital


tradition

October 6, 1998


                                                                      for growth
                                                                      of capital
                                                                           1

Dear Shareholder:

FISCAL 1998 WAS A DIFFICULT YEAR.
DelCap Fund lost 8.28% of its net asset value for the 12 months ended September 30, 1998 (for A Class shares with distributions reinvested at net asset value).
         Equity investors face turbulent times. Recession and political instability in emerging markets have led to lower earnings for large multinational companies during 1998. To some extent, DelCap Fund weathered the effects of global market volatility better than many equity mutual funds because your Fund's management team concentrated on medium-size companies. These businesses tend to have a domestic focus.
         However, few mutual funds were immune to the general decline in equity prices. This summer was the worst period for stocks since October 1987. Between the time the market peaked in mid-July and the end of September, the average stock in the Standard & Poor's 500 Index lost 19% of its value.
         DelCap Fund was fortunate in that your management team's investment strategy helped preserve capital to a greater extent than the Fund's unmanaged benchmark - the Russell MidCap Growth Stock Index - during fiscal 1998 (see table below). The Fund also outperformed the average mutual fund specializing in midcap stocks, as shown below. We believe that once the global economic outlook becomes more positive and investor confidence is restored, your Fund will be in a stronger position to bear fruit.
         It is important to keep a level head in emotional times. This past summer some investors chose to reduce their commitment to equities based on short-term events. For long-term investors, we believe that now is not the time to pick up the ball and go home.

YOUR MANAGEMENT TEAM'S INVESTMENT STRATEGY HELPED PRESERVE CAPITAL TO A GREATER EXTENT THAN THE AVERAGE MUTUAL FUND SPECIALIZING IN MIDCAP STOCKS DURING FISCAL 1998.


Cumulative Total Return
-------------------------------------------------------------------------------
                                 Six Months Ended        12 Months Ended
                                  Sept. 30, 1998         Sept. 30, 1998
-------------------------------------------------------------------------------
DelCap Fund A Class                  -14.92%                  -8.28%
-------------------------------------------------------------------------------
Russell MidCap Growth Index          -16.74%                  -9.37%
Lipper Mid-Cap Fund Average          -19.02% (340 funds)     -11.95% (298 funds)
-------------------------------------------------------------------------------
All performance quoted above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. Performance information for all classes of DelCap Fund can be found on page 7. Past performance does not guarantee future results. The Russell MidCap Growth Index is an unmanaged benchmark of medium-size company stocks that exhibit growth characteristics as determined by Frank Russell Co.

for growth
of capital
    2

         Rather, the current stock market environment underscores a need for portfolio managers to assess risk - to know what they own and why they own it. DelCap Fund's team of specialists, led by Portfolio Manager Gerald S. Frey, regularly monitors every stock in the portfolio.
         During fiscal 1998, your Fund's portfolio management team reduced the number of stocks in DelCap Fund's portfolio by more than 30%. This has given the team more focus on each holding, allowing them even more opportunities to meet with corporate management and conduct intensive research. On the pages that follow, Mr. Frey reviews the Fund's performance over the past year.
         We anticipate that DelCap Fund will pay a long-term capital gains distribution of between $4 and $5 a share to shareholders of record as of December 10, 1998. This results from your management team's effort to preserve capital in the past year as well as our decision to reduce the number of Fund holdings.
         Of course, the exact amount of any distribution is subject to change and entirely dependent on market conditions. We strongly advise that you consult your financial and tax advisers to discuss your position in the Fund.
         We thank you for your confidence in Delaware Investments.


Sincerely,

/s/ Wayne A. Stork
------------------
WAYNE A. STORK
Chairman



/s/ Jeffrey J. Nick
-------------------------------------
JEFFREY J. NICK
President and Chief Executive Officer



discipline


PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------
                                 September 30, 1998        September 30, 1997
-------------------------------------------------------------------------------
Median Market Capitalization        $2.4 billion              $1.8 billion
Number of Stocks                        56                         82
Cash Position                          9.3%                       6.4%
Average Stock
 Price-To-Earnings Ratio (P/E)         26.8x                      21.0x
Beta                                   1.15                       1.01
Portfolio Turnover                     115%                       105%
-------------------------------------------------------------------------------
P/E based on a consensus of analysts' earnings estimates. Beta is a measure of volatility relative to the S&P 500 Index for the past three years ended September 30, 1998. A number less than 1.0 means a security has fluctuated in price less than the Index. A number greater than 1.0 means the security has fluctuated in price more than the Index.

                                                                      for growth
                                                                      of capital
                                                                           3

Portfolio Manager's Review

BY GERALD S. FREY
Senior Portfolio Manager
October 6, 1998


CARS NEED AN OIL CHANGE EVERY 3,000 miles to keep the motor running smoothly. In fiscal 1998, after a nearly 3,000 point advance in just 18 months - one of the fastest upward moves in the 20th Century - the U.S. stock market paused to drain itself of speculative excess.
         When we check under the hood, we see in many instances that earnings expectations for stocks were too high this past summer. Many stock prices were simply overextended compared to companies' ability to achieve expected results. The average price/earnings ratio (P/E) of large company stocks fell from 27.1 to
24.2 between March 31 and September 30.
         A concern for investors who favor multinational growth stocks - large companies whose share prices reflect high profit expectations - is that even though stock prices have dropped 19% (as measured by the S&P 500) since peaking in July, larger cap stock valuations relative to earnings still remain high.
         How much farther can P/Es of large-cap growth stocks drop? Well, between 1973 and 1974, average P/Es fell from 19 to 7, according to Bloomberg Business News.
         High P/Es are hard to maintain if a company's earnings are growing slowly or not growing. Today's price/earnings ratio of 24.2 for stocks in the Standard & Poor's 500 Index is more than three times the projected average annual earnings growth rate of larger companies - about 7.4% over the next five years. Fortunately, your Fund focuses on mid-size companies with higher-than-average earnings growth rates - typically 20% or more. We believe DelCap Fund's fundamental bottom-up approach to growth stock selection helped us preserve more of your Fund's net asset value in fiscal 1998 compared to other midcap funds.


overview


PERFORMANCE RESULTS BY SECTOR
DELCAP FUND VS. RUSSELL MIDCAP GROWTH INDEX
------------------------------------------------------------------------------
SEPTEMBER 30, 1997 TO SEPTEMBER 30, 1998

                                                            Russell MidCap
Industry Group                             DelCap Fund       Growth Index
------------------------------------------------------------------------------
Consumer Goods*                              +11.70%            -19.42%
Technology                                    +5.27%            -23.01%
Financials                                    -0.93%             -0.06%
Business Services                             -6.21%            +10.16%
Consumer Services                            -13.77%            +19.24%
Health Care                                  -39.77%             -3.59%
Energy                                       -40.16%            -42.97%
------------------------------------------------------------------------------
Performance is based on prices of stock holdings and index components and does not include expenses. The seven sectors shown here represent 92% of DelCap Fund's equity holdings and 85% of the unmanaged Russell MidCap Growth Index as of September 30, 1998. *Non-durable products such as processed food and clothing. For complete Fund performance, see page 7. Past performance does not guarantee future results.

for growth
of capital
    4




         In the Fund's 1998 semi-annual report, we said the single biggest equity market risk was a shortfall in earnings. We were right. Profit growth of large multinational companies during the third calendar quarter of 1998 was anemic, with only a few sectors such as technology doing well.
         Few funds can avoid the fallout of a major short-term market decline. However, by selecting companies with solid earnings track records, we believe DelCap Fund can position itself to do well when the stock market does recover. Our aim is to tap the long-term growth potential of some of America's best companies while maintaining an attractive risk profile.

STRATEGIC POSITIONING
Our ability to preserve capital relative to our peers this past summer allowed DelCap Fund to provide better-than-average results for fiscal 1998 even though the Fund underperformed the average of its peers during the first half. Liquidating our position in some consumer stocks this past summer and increasing the Fund's weighting in technology and media stocks helped DelCap's performance during the second half.

Consumer Businesses - Net Growth
At year's end, DelCap Fund's largest holding was Staples Inc., an office supplies and computer retailer that has risen fivefold in value since your Fund initially purchased shares in the early 1990s. We continue to believe the company remains well positioned, especially if U.S. economic growth slows.
         In the 1990-1991 recession, office supply retailers did very well as displaced white-collar workers upgraded their personal computer systems for job searches or to build home businesses. While chances of a U.S. recession are remote, we think the nation's unemployment rate is unlikely to fall much further. Certain higher wage industries appear poised for job cuts. We believe professionals are likely to continue to make substantial consumer technology purchases to maintain their careers.
         In our view, we are reaching a turning point toward more practical consumer purchasing patterns and a "do it at home" social trend. This is illustrated by the growing popularity of Internet communications, telecommuting and a reduction in some types of discretionary spending.


BY SELECTING COMPANIES WITH SOLID EARNINGS TRACK RECORDS, WE BELIEVE DELCAP FUND CAN POSITION ITSELF TO DO WELL WHEN THE STOCK MARKET DOES RECOVER.


strategy

(photo of couple talking to
financial advisor)
                                                                      for growth
                                                                      of capital
                                                                           5
(photo of keyboard)


         During fiscal 1998, we sold or reduced our position in consumer stocks we thought were likely to suffer from weak domestic and overseas demand, increased competition, and a lack of pricing power for products - companies such as Mirage Resorts, General Cigar Holdings, CompUSA, Reebok International, and Tommy Hilfiger. At the same time, we increased our holdings of companies, such as Bed, Bath & Beyond, that are enjoying above-average sales growth.

Prescription for Growth: Less Managed Care, More Technology
During fiscal 1998, we reduced the Fund's weighting in health care stocks, a sector where competition and regulatory challenges are hurting profits. DelCap's yearly returns were negatively affected by a failed merger between Medpartners and Phycor, two physician practice management firms whose shares we owned. We sold both stocks in the spring, and as of September 30, the Fund's weighting in health care equities was near a historical low.
         The technology sector was a bright spot in DelCap Fund's portfolio this past year. Compared with September 1997, the Fund's weighting in computer software and networking stocks increased substantially. Compuware and BMC Software, two of the Fund's top ten holdings a year ago, provided strong returns. Both companies are specialized software systems makers whose products help manage complex computer environments. At year's end, we were encouraged by reports that demand for semiconductors shows signs of increasing. We are focusing on companies whose business niche is likely to grow even if there is a general economic slowdown in the U.S.


WE ARE FOCUSING ON COMPANIES WHOSE BUSINESS NICHE IS LIKELY TO GROW EVEN IF THERE IS A GENERAL ECONOMIC SLOWDOWN IN THE U.S.

CHANGES IN YOUR FUND'S SECTOR WEIGHTINGS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997 VS. SEPTEMBER 30, 1998

                                  9/30/97              9/30/98
Finance                            9.4%                 13.7%
Health Care                       13.4%                  5.1%
Environmental Services             5.2%                  2.2%
Retailing                         20.6%                 11.0%
Cable, Media & Telecom             4.8%                 16.2%
Technology                        17.8%                 25.2%
Leisure/Entertainment              5.7%                  5.0%
Miscellaneous Stocks              11.9%                 12.8%
for growth
of capital
    6



OUTLOOK

In calendar 1998, the U.S. economy is expected to expand by 3% or more for a third straight year, while consumer prices may rise by only 2% or less for the second year in a row. That has not happened simultaneously since 1964.
         In our view, many domestic-oriented, medium-size companies exhibit strong earnings prospects, especially considering the likelihood of stagnant earnings for larger companies. The market's decline this past summer gave us many opportunities to select growth stocks that appear to offer attractive long-term capital appreciation potential.
         Nevertheless, we cannot predict when medium-size and smaller companies will win renewed favor on Wall Street. In the short run, prices of many midcap stocks are likely to be at least as volatile as those of multinational companies, in our view.
         The 1990s have favored momentum oriented investors. That is, picking stocks not to participate in the long-term growth of sound businesses, but because they "looked good" based on technical indicators such as trading volume, institutional purchase activity or a short-term acceleration in earnings. We believe such strategies may be difficult to implement in the months ahead.
         As the U.S. economy slows, we think portfolio managers will be required to conduct more fundamental research to provide mutual fund shareholders with competitive results. It is an environment where industry specialists such as DelCap's cohesive management team will have their skills tested. Stock market conditions in the 1970s were far more difficult than exist today. By building a disciplined team during fiscal 1998, we believe DelCap Fund is well-prepared for the task ahead.


STOCK MARKET CONDITIONS IN THE 1970S WERE FAR MORE DIFFICULT THAN EXIST TODAY. BY BUILDING A DISCIPLINED TEAM DURING FISCAL 1998, WE BELIEVE DELCAP FUND IS WELL-PREPARED FOR THE TASK AHEAD.


outlook



TOP 10 HOLDINGS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

Company                       Industry                     Percent of Net Assets
--------------------------------------------------------------------------------
Staples                       Office supplies retailer              5.1%
Compuware                     Computer software systems             4.0%
BMC Software                  Business management software          3.9%
Health Management Associates  Acute care hospitals                  3.4%
Bed, Bath & Beyond            Home furnishings retailer             3.2%
FINOVA Group                  Finance                               3.1%
Clear Channel Communications  Radio, TV station operator            2.6%
Chancellor Media              Broadcasting                          2.4%
Gemstar International         Consumer products                     2.4%
Citrix Systems                Technology                            2.3%
--------------------------------------------------------------------------------
Total                                                              32.4%
                                                                      for growth
                                                                      of capital
                                                                           7

Performance Summary

DELCAP FUND'S LONG-TERM PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
OCTOBER 1, 1998 TO SEPTEMBER 30, 1998

Russell MidCap Growth Index
Lipper Mid-Cap Growth Fund Average (55 funds)
DelCap Fund A Class

Sep. '88    $10,000    $10,000    $ 9,425
Sep. '89    $13,146    $13,153    $13,020
Sep. '90    $11,092    $11,051    $11,068
Sep. '91    $16,165    $16,455    $15,856
Sep. '92    $17,481    $17,974    $15,329
Sep. '93    $22,329    $21,610    $19,285
Sep. '94    $22,743    $22,133    $19,509
Sep. '95    $29,100    $28,699    $23,810
Sep. '96    $34,166    $33,387    $28,831
Sep. '97    $43,464    $43,284    $32,416
Sep. '98    $38,110    $39,225    $29,730


Chart assumes $10,000 invested on October 1, 1988 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of DelCap Fund will vary due to differing charges and expenses. Past performance does not guarantee future results. Effective November 2, 1998, the maximum sales charge on Class A shares was raised from 4.75% to 5.75% for investments of less than $50,000.


DELCAP FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 1998

                                   Lifetime  Ten Years  Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
         Excluding Sales Charge     +18.90%    +12.17%    +9.04%     - 8.28%
         Including Sales Charge     +18.34%    +11.51%    +7.76%     -13.57%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
         Excluding Sales Charge     +10.59%      --         --       - 8.92%
         Including Sales Charge     +10.28%      --         --       -12.56%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
         Excluding Sales Charge     + 7.39%      --         --       - 8.89%
         Including Sales Charge     + 7.39%      --         --       - 9.62%


All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year and are subject to a 1% annual distribution and service fee. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual returns for the lifetime, ten-year, five-year and one-year periods ended September 30, 1998 for DelCap Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +19.07%, +12.37%, +9.38% and -7.99%. The Institutional Class was initially made available November 9, 1992; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

for growth of capital 8


Financial Statements

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                                                          NUMBER        MARKET
                                                        OF SHARES       VALUE
                                                       -----------   -----------
COMMON STOCK - 91.31%
BANKING, FINANCE & INSURANCE - 13.67%
   Ambac Financial Group ............................     315,200    $15,129,600
   Blanch (E.W.) Holdings ...........................     340,900     13,188,569
   CIT Group ........................................      86,400      2,214,000
   FINOVA Group .....................................     420,000     20,973,750
   Financial Security Assurance Holdings ............     204,600      9,974,250
   First American ...................................     317,600     12,187,900
   Mellon Bank ......................................     178,100      9,806,631
*  Peoples Heritage Financial Group .................     558,500     10,053,000
                                                                    ------------
                                                                      93,527,700
                                                                    ------------
CABLE, MEDIA & PUBLISHING - 11.64%
+* Chancellor Media .................................     489,900     16,319,794
+  Clear Channel Communications .....................     370,000     17,575,000
+  Heftel Broadcasting ..............................     171,900      6,510,710
+* Jacor Communications .............................     174,700      8,838,728
+* Lamar Advertising ................................     217,600      6,024,800
+* Snyder Communications ............................     448,400     15,021,400
+  World Color Press ................................     300,400      9,312,400
                                                                    ------------
                                                                      79,602,832
                                                                    ------------
COMPUTERS & TECHNOLOGY - 22.40%
+* Acxiom ...........................................     495,000     12,282,188
+* BMC Software .....................................     444,800     26,701,900
+* Citrix Systems ...................................     218,900     15,569,263
+  Compuware ........................................     465,400     27,400,425
+* Documentum .......................................      85,800      3,373,013
+  DST Systems ......................................     118,600      6,256,150
+  Fiserv ...........................................      86,700      3,996,328
+* FORE Systems .....................................     533,700      8,872,763
+  J.D. Edwards .....................................     295,300     14,165,172
+  Legato Systems ...................................      70,400      3,621,200
+* Network Associates ...............................     181,950      6,464,911
+* PLATINUM technology ..............................     628,800     11,357,700
+  SunGard Data Systems .............................     418,300     13,176,450
                                                                    ------------
                                                                     153,237,463
                                                                    ------------
CONSUMER PRODUCTS - 5.12%
   Cintas ...........................................      98,300      4,921,144
+* Gemstar International ............................     356,500     16,521,547
+  Henry Schein .....................................     389,600     13,562,950
                                                                    ------------
                                                                      35,005,641
                                                                    ------------
ELECTRONICS & ELECTRICAL - 6.60%
+* American Tower ...................................     584,700     14,909,850
+* Analog Devices ...................................     342,400      5,499,800

                                                          NUMBER        MARKET
                                                        OF SHARES       VALUE
                                                       -----------   -----------
COMMON STOCK (CONTINUED)
ELECTRONICS & ELECTRICAL (CONTINUED)


+* PMC - Sierra .....................................     348,800    $11,052,600
+  Waters ...........................................      86,500      5,795,500
+* Xilinx ...........................................     224,800      7,860,975
                                                                    ------------
                                                                      45,118,725
                                                                    ------------
ENVIRONMENTAL SERVICES - 2.23%
*  Waste Management .................................     317,497     15,259,700
                                                                    ------------
                                                                      15,259,700
                                                                    ------------
FOOD, BEVERAGE & TOBACCO - 1.77%
+* Aurora Foods .....................................     432,000      5,940,000
   Food Lion ........................................     581,400      6,159,206
                                                                    ------------
                                                                      12,099,206
                                                                    ------------
HEALTHCARE & PHARMACEUTICALS - 5.05%
+  Health Management Associates .....................   1,290,888     23,558,706
+* HEALTHSOUTH ......................................     549,300      5,801,981
+  Quorum Health Group ..............................     318,000      5,167,500
                                                                    ------------
                                                                      34,528,187
                                                                    ------------
LEISURE, LODGING & ENTERTAINMENT - 0.75%
+* Prime Hospitality ................................     449,000      3,143,000
*  Royal Caribbean Cruises ..........................      74,400      1,976,250
                                                                    ------------
                                                                       5,119,250
                                                                    ------------
RETAIL - 15.25%
+* Bed Bath & Beyond ................................     950,900     22,167,856
+* CompUSA ..........................................     422,800      7,319,725
+  Kohl's ...........................................     279,400     10,896,600
+* Outback Steakhouse ...............................     555,800     14,641,856
+* Papa John's International ........................     447,100     14,740,328
+* Staples ..........................................   1,175,306     34,561,327
                                                                    ------------
                                                                     104,327,692
                                                                    ------------
TELECOMMUNICATIONS - 5.82%
+* Ascend Communications ............................     147,000      6,693,094
+* Global Crossing ..................................     250,800      5,251,125
+  Network Appliance ................................     171,300      8,682,769
+* Pacific Gateway Exchange .........................     245,600      8,995,100
+* STAR Telecommunications ..........................     825,300     10,187,297
                                                                    ------------
                                                                      39,809,385
                                                                    ------------
TEXTILES, APPAREL & FURNITURE - 1.02%
+  Jones Apparel Group ..............................     302,900      6,947,769
                                                                    ------------
                                                                       6,947,769
                                                                    ------------
Total Common Stock (cost $517,395,566) ..............                624,583,550
                                                                    ------------


-------------------------------
Top 10 holdings, representing 32.4% of net assets, are in boldface.

                                                         for growth of capital 9

DELAWARE GROUP EQUITY FUNDS IV, INC. - DELCAP FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                                                      -----------   -----------
REPURCHASE AGREEMENTS - 9.28%
With Chase Manhattan 5.35% 10/1/98
   (dated 9/30/98, collateralized by
   $10,605,000 U.S. Treasury Notes 5.375%
   due 1/31/00, market value $10,813,544
   and $3,019,000 U.S. Treasury Notes
   5.875% due 8/31/99, market value
   $3,067,000 and $9,191,000 U.S.
   Treasury Notes 6.75% due 4/30/00,
   market value $9,757,444) .....................    $23,158,000    $23,158,000
With J.P. Morgan 5.25% 10/1/98
   (dated 9/30/98, collateralized by
   $7,070,000 U.S. Treasury Notes 6.00%
   due 8/15/00, market value $7,324,994
   and $10,534,000 U.S. Treasury Notes
   6.25% due 5/31/99, market value
   $10,858,828 and $1,907,000 U.S.
   Treasury Notes 6.25% due 4/30/01,
   market value $2,042,675) .....................     19,796,000     19,796,000
With Paine Webber 5.30% 10/1/98
   (dated 9/30/98, collateralized by
   $20,857,000 U.S. Treasury Notes 4.50%
   due 9/30/00, market value $20,938,851) .......     20,502,000     20,502,000
                                                                   ------------
Total Repurchase Agreements
   (cost $63,456,000) ...........................                    63,456,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 100.59%
   (cost $580,851,566 ) ........................................   $688,039,550
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.59%) ......................................     (4,059,909)
                                                                   ------------
NET ASSETS APPLICABLE TO 30,360,085 SHARES
   ($0.01 Par Value) OUTSTANDING - 100.00% .....................   $683,979,641
                                                                   ============

                                                              Market
                                                               Value
                                                            -----------
NET ASSET VALUE - DELCAP FUND A CLASS
   ($566,733,640 / 25,218,084 shares)                         $22.47
                                                              ======
NET ASSET VALUE - DELCAP FUND B CLASS
   ($18,469,643 / 852,036 shares)                             $21.68
                                                              ======
NET ASSET VALUE - DELCAP FUND C CLASS
   ($3,576,079 / 162,923 shares)                              $21.95
                                                              ======
NET ASSET VALUE - DELCAP FUND INSTITUTIONAL CLASS
   ($95,200,279 / 4,127,042 shares)                           $23.07
                                                              ======
-------------------------------
*  Security on loan.
+  Non-income producing security for the period ended September 30, 1998.

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares
   authorized to the Fund with 150,000,000 shares allocated to DelCap Fund A Class, 100,000,000 shares allocated to DelCap Fund B Class, 50,000,000 shares allocated to DelCap Fund C Class, and 50,000,000 shares
   allocated to DelCap Fund Institutional Class ..............   $472,482,955
Accumulated net realized gain on investments .................    104,308,702
Net unrealized appreciation of investments ...................    107,187,984
                                                                 ------------
Total net assets .............................................   $683,979,641
                                                                 ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE - DELCAP FUND
Net Asset Value A Class (A) ........................................   $22.47
Sales Charge (4.75% of offering or 4.98% of the amount invested
   per share) (B) ..................................................     1.12
                                                                       ------
Offering price .....................................................   $23.59
                                                                       ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more. See Notes to Financial Statements for change in front-end sales charge effective November 2, 1998.

                             See accompanying notes
for growth of capital 10


DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ..........................................    $2,217,062
Dividends .........................................     1,640,425
Other income ......................................       156,233    $4,013,720
                                                     ------------

EXPENSES:
Management fees ...................................     6,278,318
Distribution expense ..............................     2,403,948
Dividend disbursing and transfer agent fees
   and expenses ...................................     1,773,618
Accounting and administration .....................       328,774
Reports and statements to shareholders ............       237,600
Registration fees .................................       105,573
Taxes (other than taxes on income) ................       105,434
Custodian fees ....................................        61,810
Professional fees .................................        43,445
Directors' fees ...................................        18,131
Other .............................................       214,893
                                                     ------------
                                                                     11,571,544
                                                                    ------------

NET INVESTMENT LOSS ...............................                  (7,557,824)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments ..................                 141,132,991
Net change in unrealized appreciation/
   depreciation of investments ....................                (183,147,362)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS .................................   (42,014,371)
                                                     ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................  $(49,572,195)
                                                     ============

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                     YEAR ENDED     YEAR ENDED
                                                      9/30/98         9/30/97
                                                     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment loss ............................    $(7,557,824)   $ (8,012,958)
Net realized gain on investments ...............    141,132,991     153,187,709
Net change in unrealized appreciation/
   depreciation of investments .................   (183,147,362)    (50,356,803)
                                                  -------------   -------------
Net increase (decrease) in net assets
   resulting from operations ...................    (49,572,195)     94,817,948
                                                  -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
   A Class .....................................   (148,118,430)   (106,881,303)
   B Class .....................................     (4,236,576)     (1,868,016)
   C Class .....................................       (643,676)       (238,607)
   Institutional Class .........................    (23,312,883)    (20,595,496)
                                                  -------------   -------------
                                                   (176,311,565)   (129,583,422)
                                                  -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .....................................    847,916,020     759,827,594
   B Class .....................................      6,039,997      10,072,759
   C Class .....................................      1,757,054       2,677,952
   Institutional Class .........................     18,659,488      38,682,667
Netasset value of shares issued upon
   reinvestment of distributions from net
   realized gain on investments
   A Class .....................................    133,514,335      95,973,989
   B Class .....................................      4,037,431       1,828,325
   C Class .....................................        631,759         228,718
   Institutional Class .........................     23,312,883      20,595,496
                                                  -------------   -------------
                                                  1,035,868,967     929,887,500
                                                  -------------   -------------
Cost of shares repurchased:
   A Class .....................................   (998,181,334    (981,336,159)
   B Class .....................................     (6,363,076)     (4,776,048)
   C Class .....................................     (1,210,864)     (1,649,304)
   Institutional Class .........................    (45,867,678)    (98,374,823)
                                                  -------------   -------------
                                                 (1,051,622,952) (1,086,136,334)
                                                  -------------   -------------
Decrease in net assets derived from capital
   share transactions ..........................    (15,753,985)   (156,248,834)
                                                  -------------   -------------
NET DECREASE IN NET ASSETS .....................   (241,637,745)   (191,014,308)

NET ASSETS:
Beginning of year ..............................    925,617,386   1,116,631,694
                                                  -------------   -------------
End of year ....................................   $683,979,641    $925,617,386
                                                  =============   =============

                             See accompanying notes
                                                        for growth of capital 11

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              DELCAP FUND A CLASS
                                                          -------------------------------------------------------------
                                                               YEAR        YEAR         YEAR        YEAR         YEAR
                                                               ENDED       ENDED        ENDED       ENDED        ENDED
                                                              9/30/98     9/30/97      9/30/96     9/30/95      9/30/94
Net asset value, beginning of period                          $30.450     $30.740      $28.870     $25.570      $26.080

Income from investment operations:
   Net investment loss                                         (0.237)(1)  (0.234)(1)   (0.208)(1)  (0.166)(1)   (0.218)
   Net realized and unrealized gain (loss) on investments      (1.873)      3.534        5.618       5.296        0.528
                                                             --------    --------     --------    --------     --------
   Total from investment operations                            (2.110)      3.300        5.410       5.130        0.310
                                                             --------    --------     --------    --------     --------

Less distributions:
   Distributions from net realized gain on investments         (5.870)     (3.590)      (3.540)     (1.830)      (0.820)
   Total distributions                                         (5.870)     (3.590)      (3.540)     (1.830)      (0.820)
                                                             --------    --------     --------    --------     --------
Net asset value, end of period                                $22.470     $30.450      $30.740     $28.870      $25.570
                                                             ========    ========     ========    ========     ========

Total return(2)                                                 (8.28%)     12.44%       21.09%      22.04%        1.17%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                   $566,734    $770,207     $923,248    $888,571     $890,787
   Ratio of expenses to average net assets                       1.40%       1.36%        1.35%       1.37%        1.35%
   Ratio of net investment loss to average net assets           (0.92%)     (0.86%)      (0.74%)     (0.67%)      (0.68%)
   Portfolio turnover                                             115%        105%          72%         51%          34%
   Average commission rate paid(3)                            $0.0600     $0.0599      $0.0600         N/A          N/A

----------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                             See accompanying notes

12 for growth of capital

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        DELCAP FUND B CLASS
                                                                  -------------------------------------------------------------
                                                                                                                      PERIOD(1)
                                                                    YEAR        YEAR        YEAR         YEAR          9/06/94
                                                                    ENDED       ENDED       ENDED       ENDED             TO
                                                                   9/30/98     9/30/97     9/30/96      9/30/95        9/30/94

Net asset value, beginning of period ...........................      $29.750     $30.300      $28.680     $25.560      $25.180

Income from investment operations:
   Net investment loss .........................................       (0.408)(2)  (0.418)(2)   (0.400)(2)  (0.340)(2)   (0.008)
   Net realized and unrealized gain (loss) on investments ......       (1.792)      3.458        5.560       5.290        0.388
                                                                     --------    --------     --------    --------     --------
   Total from investment operations ............................       (2.200)      3.040        5.160       4.950        0.380
                                                                     --------    --------     --------    --------     --------

Less distributions:
   Distributions from net realized gain on investments .........       (5.870)     (3.590)      (3.540)     (1.830)          --
                                                                     --------    --------     --------    --------     --------
   Total distributions .........................................       (5.870)     (3.590)      (3.540)     (1.830)          --
                                                                     --------    --------     --------    --------     --------

Net asset value, end of period .................................      $21.680     $29.750      $30.300     $28.680      $25.560
                                                                     ========    ========     ========    ========     ========

Total return(3) ................................................        (8.92%)     11.64%       20.27%      21.34%        1.51%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................      $18,470     $20,706      $13,239      $2,710         $287
   Ratio of expenses to average net assets .....................         2.10%       2.06%        2.05%       2.07%        2.05%
   Ratio of net investment loss to average net assets ..........        (1.62%)     (1.56%)      (1.44%)     (1.37%)      (1.38%)
   Portfolio turnover ..........................................          115%        105%          72%         51%          34%
   Average commission rate paid(4) .............................      $0.0600     $0.0599      $0.0600         N/A          N/A

[RESTUBBED FROM TABLE ABOVE]

                                                                           DELCAP FUND C CLASS
                                                                  ------------------------------------
                                                                                            PERIOD(1)
                                                                   YEAR        YEAR         11/29/95
                                                                   ENDED       ENDED            TO
                                                                  9/30/98     9/30/97        9/30/96

Net asset value, beginning of period ...........................    $30.050      $30.570     $28.880

Income from investment operations:
   Net investment loss .........................................     (0.411)(2)   (0.421)(2)  (0.359)(2)
   Net realized and unrealized gain (loss) on investments ......     (1.819)       3.491       5.589
                                                                   --------     --------    --------
   Total from investment operations ............................     (2.230)       3.070       5.230
                                                                   --------     --------    --------

Less distributions:
   Distributions from net realized gain on investments .........     (5.870)      (3.590)     (3.540)
                                                                   --------     --------    --------
   Total distributions .........................................     (5.870)      (3.590)     (3.540)
                                                                   --------     --------    --------

Net asset value, end of period .................................    $21.950      $30.050     $30.570
                                                                   ========     ========    ========

Total return(3) ................................................      (8.89%)      11.64%      20.38%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................     $3,576       $3,385      $1,947
   Ratio of expenses to average net assets .....................       2.10%        2.06%       2.05%
   Ratio of net investment loss to average net assets ..........      (1.62%)      (1.56%)     (1.44%)
   Portfolio turnover ..........................................        115%         105%         72%
   Average commission rate paid(4) .............................    $0.0600      $0.0599     $0.0600

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                             See accompanying notes
                                                        for growth of capital 13

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           DELCAP FUND INSTITUTIONAL CLASS
                                                                -----------------------------------------------------------
                                                                    YEAR        YEAR         YEAR        YEAR         YEAR
                                                                    ENDED       ENDED        ENDED       ENDED        ENDED
                                                                   9/30/98     9/30/97     9/30/96      9/30/95     9/30/94

Net asset value, beginning of period ........................     $31.010     $31.160      $29.130     $25.710      $26.140

Income from investment operations:
   Net investment loss ......................................      (0.160)(1)  (0.152)(1)   (0.123)(1)  (0.091)(1)   (0.080)
   Net realized and unrealized gain (loss) on investments ...      (1.910)      3.592        5.693       5.341        0.470
                                                                 --------    --------     --------    --------     --------
   Total from investment operations .........................      (2.070)      3.440        5.570       5.250        0.390
                                                                 --------    --------     --------    --------     --------

Less distributions:
   Distributions from net realized gain on investments ......      (5.870)     (3.590)      (3.540)     (1.830)      (0.820)
   Total distributions ......................................      (5.870)     (3.590)      (3.540)     (1.830)      (0.820)
                                                                 --------    --------     --------    --------     --------
Net asset value, end of period ..............................     $23.070     $31.010      $31.160     $29.130      $25.710
                                                                 ========    ========     ========    ========     ========

Total return ................................................      (7.99%)     12.75%       21.44%      22.45%        1.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................    $95,200    $131,319     $178,197    $129,378     $110,126
   Ratio of expenses to average net assets ..................       1.10%       1.06%        1.05%       1.07%        1.05%
   Ratio of net investment loss to average net assets .......      (0.62%)     (0.56%)      (0.44%)     (0.37%)      (0.38%)
   Portfolio turnover .......................................        115%        105%          72%         51%          34%
   Average commission rate paid(2) ..........................    $0.0600     $0.0599      $0.0600         N/A          N/A

----------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                             See accompanying notes

14 for growth of capital

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
Delaware Group Equity Funds IV, Inc. - DelCap Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The DelCap Fund A Class carries a front-end sales charge which was raised from 4.75% to 5.75% as of November 2, 1998. The DelCap Fund B Class carries a back-end sales charge. The DelCap Fund C Class carries a level load deferred sales charge and DelCap Fund Institutional Class has no sales charge. The Fund's objective is to seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors. For the year ended September 30, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $22,539.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide as dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At September 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $23,213.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the year ended September 30, 1998, DDLP earned $103,743 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended September 30, 1998, the Fund made purchases of $905,772,077 and sales of $1,135,677,330 of investment securities other than U.S. government securities and temporary cash investments.

At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $584,060,563.

At September 30, 1998, unrealized appreciation for federal income tax purposes aggregated $103,978,987 of which $153,782,940 related to unrealized appreciation of securities and $49,803,953 related to unrealized depreciation of securities.

                                                        for growth of capital 15

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                       YEAR ENDED    YEAR ENDED
                                                        09/30/98      09/30/97
Shares sold:
   A Class ........................................    32,840,217    27,964,673
   B Class ........................................       239,372       372,656
   C Class ........................................        70,658       100,577
   Institutional Class ............................       707,764     1,403,623

Shares issued upon reinvestment of distributions
   from net realized gain on investments:
   A Class ........................................     5,523,116     3,610,768
   B Class ........................................       172,245        69,997
   C Class ........................................        26,623         8,670
   Institutional Class ............................       942,315       762,796
                                                     -------------  -----------
                                                       40,522,310    34,293,760
                                                     -------------  -----------

Shares repurchased:
   A Class ........................................   (38,439,982)  (36,317,715)
   B Class ........................................      (255,596)     (183,534)
   C Class ........................................       (47,001)      (60,285)
   Institutional Class ............................    (1,757,200)   (3,651,898)
                                                     -------------  -----------
                                                      (40,499,779)  (40,213,432)
                                                     -------------  -----------

Net increase (decrease) ...........................        22,531    (5,919,672)
                                                     =============  ===========


5. Lines of Credit
The Fund has a committed line of credit for $41.4 million. No amount was outstanding at September 30, 1998, or at any time during the fiscal year.

6. Securities Lending
Security loans for the Fund are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related collateral received at September 30, 1998 were $138,494,729 and $145,422,677, respectively.

for growth of capital 16


REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP EQUITY FUNDS IV, INC. - DELCAP FUND

We have audited the accompanying statement of net assets of Delaware Group Equity Funds IV, Inc. - DelCap Fund (the "Fund") as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds IV, Inc. - DelCap Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP
                                             ---------------------
                                             Ernst & Young LLP
Philadelphia, Pennsylvania
October 30, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELCAP FUND SHAREHOLDERS, BUT IT MAY BE USED with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA



Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

[photo of globes]

directors
& officers

--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania



SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[photo of globes]


When used with prospective investors, this report must be preceded or accompanied by a current DelCap Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.


DELAWARE(SM)
INVESTMENTS
--------------------
Philadelpha o London


Printed in the USA
on recycled paper

(1191)
AR-016[9/98]TKO11/98